AEGON/Transamerica Series Fund, Inc.
                      Dean Asset Allocation

Supplement dated June 19, 2001 to Prospectus dated May 1, 2001


The following paragraph replaces the information under the section "How the Fund Is Managed and Organized" - "Dean Asset
Allocation":

Thomas A. Giles, CFA, vice president and Director of Research  at
Dean,  has  served as portfolio manager of this  portfolio  since
June  2001.   He  joined  Dean in 2000 as Director  of  Research,
Associate Director of Portfolio Management.

Prior to joining Dean, Mr. Giles served as portfolio manager and Director of Research at Tom Johnson Investment Management in
Oklahoma City for eleven years.

AG00290







AEGON/TRANSAMERICA SERIES FUND, INC.
                      Dean Asset Allocation

Supplement dated June 25, 2001 to Prospectus dated May 1, 2001


At a Special Board of Directors Meeting held June 25, 2001, the Board voted to terminate the sub-advisory agreement (the
"Agreement") between AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers") and Dean Investment Associates ("Dean") on behalf of Dean Asset Allocation ("Portfolio"). Per the terms of the Agreement, Dean will no longer serve as sub-adviser to the Portfolio effective on or before August 24, 2001.

The Board selected Transamerica Investment Management, LLC ("TIM") as the new sub-adviser for the Portfolio, to be effective upon the termination of Dean's sub-advisory services to the Portfolio, and pursuant to an interim sub-advisory agreement between AEGON/Transamerica Advisers and TIM, which will expire the earlier of (i) 150 days from commencement or (ii) approval by the Portfolio's shareholders of a new sub-advisory contract. TIM and AEGON/Transamerica Advisers are affiliated persons under the Investment Company Act of 1940.


AG00293